QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VIASYS Healthcare Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

VIASYS HEALTHCARE INC.

227 Washington Street, Suite 200
Conshohocken, PA 19428

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 11, 2006

To our stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of VIASYS Healthcare Inc. (the "Company") will be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Thursday, May 11, 2006, at 8:30 a.m. local time, for the following purposes:

  1.
  To elect two members to the Board of Directors.

  2.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to eliminate the classification of the Board of Directors.

  3.
  To approve an amendment and restatement of the VIASYS Healthcare Inc. Equity Incentive Plan, as amended, that will, among other things, increase the number of shares available for issuance thereunder.

  4.
  To ratify the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm for 2006.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only stockholders of record at the close of business on March 10, 2006, the record date established by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

By order of the Board of Directors,

April 7, 2006	Matthew M. Bennett Secretary

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

VIASYS HEALTHCARE INC.

227 Washington Street, Suite 200
Conshohocken, PA 19428

PROXY STATEMENT

        This Proxy Statement is being furnished to the stockholders of VIASYS Healthcare Inc., a Delaware corporation (the "Company"), in connection with the 2006 Annual Meeting of Stockholders of the Company, to be held on May 11, 2006, and any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania at 8:30 a.m. local time. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 7, 2006.

        Execution and return of the enclosed proxy card is being solicited by and on behalf of the Board of Directors of the Company (the "Board"). The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be paid by the Company. Proxies may be solicited, without extra compensation, by officers and employees of the Company, both in person and by mail, telephone, telefax and other methods of communication. The Company has engaged Georgeson Shareholder to solicit proxies for the Company for a fee of $8,500 plus out-of- pocket costs and reasonable expenses for additional services.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

        Only stockholders of record at the close of business on March 10, 2006 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 32,245,030 shares of common stock, $.01 par value ("Common Stock"). The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

        All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted by the proxy agents as recommended by the Board. A stockholder may revoke his or her proxy at any time before it is exercised by written notice to the Secretary of the Company, by delivery of a later-dated, signed proxy or by voting in person at the Annual Meeting.

        Election as a director requires a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The proposal to amend the Company's Amended and Restated Certificate of Incorporation, as amended (the "Amended and Restated Certificate of Incorporation"), to eliminate the classification of the Board requires the affirmative vote of seventy-five percent (75%) of the Company's outstanding shares of Common Stock. The proposal to approve the amendment and restatement of the VIASYS Healthcare Inc. Equity Incentive Plan, as amended (the "Equity Incentive Plan"), and the proposal to ratify the appointment of Ernst & Young, LLP ("Ernst & Young") as the Company's independent registered public accounting firm, both require the affirmative vote of a majority of votes present in person or represented by proxy and entitled to vote at the Annual Meeting. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to take action unless a greater percentage is required by the Amended and Restated Certificate of Incorporation, the Company's Amended and Restated By-laws or applicable law.

        For the purpose of determining the votes required for approval of matters to be voted on at the Annual Meeting, abstentions and broker non-votes will be counted as shares that are present for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of all nominees, withheld, or cast in favor of all nominees except as specified; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. For the proposal to amend the Amended and Restated Certificate of Incorporation, abstentions and broker non-votes will have the effect of a negative vote. For the proposal to approve an amendment and restatement of the Equity Incentive Plan and the proposal to ratify the appointment of Ernst & Young as the Company's independent registered public accounting firm, abstentions will have the effect of a negative vote, while broker non-votes will have no effect on the outcome of such proposal. With respect to any other matter that may properly be brought before the Annual Meeting (except that the approval of which requires a greater percentage than the affirmative vote of a majority of votes present in person or represented by proxy and entitled to vote at the Annual Meeting), abstentions will have the effect of a negative vote, while broker non-vote will have no effect on the outcome of such proposal. "Broker non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

        Brokers who hold shares in street name for customers have the authority under the rules of the New York Stock Exchange to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors, the amendment to the Amended and Restated Certificate of Incorporation and the ratification of Ernst & Young; however, brokers are not entitled to vote such shares with respect to the proposal to approve the amendment and restatement of the Equity Incentive Plan. A failure by brokers to vote these shares will have no effect on the outcome of the election of directors or the ratification of Ernst & Young.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of the March 15, 2006 (except as indicated otherwise on the footnotes) certain information with respect to the beneficial ownership of shares of Common Stock (the only voting class of Company capital stock outstanding) (i) by each of the Named Executive Officers set forth in the Summary Compensation Table, (ii) by each director, (iii) by each person known to the Company to own beneficially more than five percent of its outstanding Common Stock, and (iv) by all executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class Beneficially Owned(3)
Directors:
Randy H. Thurman	1,143,770	(4)	3.4
Ronald A. Ahrens	47,178	(5)	*
Sander A. Flaum	4,496	(6)	*
Kirk E. Gorman	10,000		*
Thomas W. Hofmann	1,435	(7)	*
Robert W. O'Leary	4,870	(8)	*
Fred B. Parks, Ph.D.	3,634	(9)	*
Elliot J. Sussman, M.D., MBA	1,104	(10)	*
Named Executive Officers:			*
Lori J. Cross	89,660	(11)	*
Martin P. Galvan	247,309	(12)	*
Giulio A. Perillo	76,695	(13)	*
Edward Pulwer	118,373	(14)	*
All Directors and Officers as a Group (18 persons)	1,987,991	(15)	6.2
Holders of More Than 5% of Common Stock:
Longwood Investment Advisors, Inc	1,748,250	(16)	5.4
Royce & Associates, LLC	2,418,800	(17)	7.5
Shapiro Capital Management Company, Inc	3,050,570	(18)	9.5
Wellington Management Company, LLP	1,863,046	(19)	5.8

*
Less than one percent (1%)

(1)
Except as otherwise indicated, the address of each person named in the table is: c/o VIASYS Healthcare Inc., 227 Washington Street, Suite 200, Conshohocken, Pennsylvania 19428.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants, and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of March 15, 2006 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)
Percentage of class beneficially owned as of March 15, 2006.

(4)
Includes options to purchase 1,124,663 shares of Common Stock.

(5)
Includes options to purchase 40,178 shares of Common Stock.

(6)
Includes options to purchase 3,996 shares of Common Stock.

(7)
Includes options to purchase 1,435 shares of Common Stock.

(8)
Includes options to purchase 4,870 shares of Common Stock. All of the shares are owned by the O'Leary Family Trust, of which Mr. O'Leary is a beneficial owner.

(9)
Includes options to purchase 3,634 shares of Common Stock.

(10)
Includes options to purchase 1,104 shares of Common Stock.

(11)
Includes options to purchase 88,324 shares of Common Stock.

(12)
Includes options to purchase 238,832 shares of Common Stock.

(13)
Includes options to purchase 73,161 shares of Common Stock.

(14)
Includes options to purchase 116,165 shares of Common Stock.

(15)
Includes options to purchase 1,926,477 shares of Common Stock.

(16)
Based on a Schedule 13G, filed on February 10, 2006 with the SEC by Longwood Investment Advisors, Inc., an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Securities Exchange Act of 1934, as amended ("Longwood"), with respect to beneficial ownership of 1,748,250 shares. Longwood has sole voting and sole dispositive power over these shares. Longwood disclosed that it had beneficial ownership of more than five percent of Common Stock on behalf of another person. The principal business address of Longwood is 1275 Drummers Lane, Suite 207, Wayne, Pennsylvania 19087.

(17)
Based on a Schedule 13G/A, filed on February 1, 2006 with the SEC by Royce & Associates, LLC, a registered investment advisor ("Royce"), with respect to beneficial ownership of 2,418,800 shares. Royce has sole voting and sole dispositive power over these shares. The principal business address of Royce is 1414 Avenue of the Americas, New York, New York 10019.

(18)
Based on a Schedule 13G, filed on February 14, 2006 with the SEC by Shapiro Capital Management Company, Inc., a registered investment advisor ("Shapiro Capital Management Company"), and Samuel R. Shapiro, with respect to beneficial ownership of 3,050,570 shares. Shapiro Capital Management Company has sole voting power over 2,667,520 of these shares, shared voting power over 383,050 of these shares and has sole dispositive power over all of these shares. Mr. Shapiro is the chairman, a director and majority shareholder of Shapiro Capital Management Company, in which capacity he exercises dispositive power over these shares. Although Mr. Shapiro owns no shares for his individual account, he is deemed to have beneficial ownership of the shares by virtue of his affiliation with Shapiro Capital Management Company. The principal business address of Samuel R. Shapiro and Shapiro Capital Management Company is 3060 Peachtree Road, Suite 1555 N.W., Atlanta, Georgia 30305. Effective February 3, 2006, Shapiro Capital Management Company underwent an internal reorganization which involved, in part, the transfer of its investment advisory agreements to a new subsidiary, Shapiro Capital Management LLC. As disclosed in this Schedule 13G and subsequently further clarified by Shapiro Capital Management Company, effective February 3, 2006, Shapiro Capital Management LLC was the beneficial owner of the shares reported in this Schedule 13G.

(19)
Based on a Schedule 13G/A, filed on February 14, 2006 with the SEC by Wellington Management Company, LLP, an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Securities Exchange Act of 1934, as amended ("Wellington"), with respect to beneficial ownership of 1,863,046 shares. Wellington has shared voting power over 1,505,246 of these shares and shared dispositive power over all of the shares. The shares disclosed in this Schedule 13G/A filed by Wellington in its capacity as an investment advisor were owned by Wellington's clients, who have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. No such client was known to have such right or power with respect to more than five percent of outstanding Common Stock. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than three directors, with the exact number to be determined in the manner prescribed in the By-laws of the Company. The Amended and Restated Certificate of Incorporation also provides that the Board is classified into three classes with staggered terms, Class I, Class II and Class III, and no one class is to have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I, and one of the extra directors shall be a member of Class II, unless otherwise provided by resolution of the Board.

        As of March 10, 2006, the Board consisted of eight directors, Randy H. Thurman, Chairman, Ronald A. Ahrens, Sander A. Flaum, Kirk E. Gorman, Thomas W. Hofmann, Robert W. O'Leary, Fred B. Parks, Ph.D, and Elliot J. Sussman, M.D., MBA. The directorships expiring this year are the Class III directorships, presently filled by Mr. Ahrens and Dr. Parks.

        Based upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Ahrens and Dr. Parks for election as directors at the Annual Meeting to serve until the Company's annual meeting of stockholders in 2009, until such director's successor has been elected and qualified or until their earlier resignation, death or removal. However, if the proposal to amend the Amended and Restated Certificate of Incorporation to eliminate the classification of the Board (Proposal No. 2) is approved by stockholders, the term of all directors, including those elected at the Annual Meeting, will end at the Company's annual meeting of stockholders in 2007.

        Each nominee is currently a director of the Company and has expressed his willingness to serve as a director if elected, and the Company knows of no reason why either nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of Mr. Ahrens and Dr. Parks. If a nominee is unable to serve as a director, the proxy agents intend to vote for any alternative nominee designated by the Board. Alternatively, the Board may decide to reduce the number of directors.

The Board of Directors unanimously recommends a vote FOR each nominee.

        Set forth below is certain information with respect to each individual currently serving as a director of the Company, including each nominee.

Class III—Nominees for Terms Continuing Through the 2009 Annual Meeting

Ronald A. Ahrens Age: 66

        Mr. Ahrens has served as a director of the Company since November 2001 and was named Lead Director in May 2004. Mr. Ahrens, a retired senior executive, has served as an advisor to Merck & Company, Inc., a pharmaceutical company, since 1995. From 1991 to 1995, Mr. Ahrens served as the President of Merck Consumer Healthcare Group Worldwide. Mr. Ahrens retired as Chairman of the Board of Directors of Closure Medical Corporation in June 2004. Mr. Ahrens is also a director of TEMPTIME Corporation, a medical technology company.

Fred B. Parks, Ph.D. Age: 58

        Dr. Parks has served as a director of the Company since April 2004. Since May 2003, Dr. Parks has served as Chairman and Chief Executive Officer of Urologix, Inc. From 1999 to 2003, Dr. Parks served as Chief Executive Officer for Philips Medical Systems-Cleveland (formerly Marconi Medical). From 1998 to 1999, Dr. Parks served as President, COO and Board member for St. Jude Medical, Inc., a medical device company focusing on implantable cardiovascular products. From 1976 to 1997, Dr. Parks was employed by EG&G, Inc. (now PerkinElmer, Inc.), a diversified technology global corporation, where he served as President, COO and board member.

Class II—Directors with Terms Continuing Through the 2008 Annual Meeting

Sander A. Flaum Age: 69

        Mr. Flaum has served as a director of the Company since November 2003. Mr. Flaum is currently Managing Partner of Flaum Partners, Inc., a consultancy focused on transformational thinking for the Pharmaceutical and Biotech Industries. Mr. Flaum retired as Chairman of Euro RSCG Life in December 2003; prior to that he was Chairman and CEO of Robert A. Becker Euro RSCG. Mr. Flaum also serves as Adjunct Professor of Management at Fordham University Graduate School of Business and acts as Chairman of the Fordham Leadership Forum, which he founded in 1999. Mr. Flaum also served 18 years with Lederle Laboratories ("Lederle") (now Wyeth). During his tenure with Lederle, Mr. Flaum served in several capacities, including Marketing Director, Ethical and Biologic Products. Mr. Flaum directed 58 product launches during his distinguished career. Mr. Flaum is also a director of Fisher College of Business at The Ohio State University, Fordham University Graduate School of Business, and the Monterey Institute of International Studies.

Kirk E. Gorman Age: 55

        Mr. Gorman has served as a director of the Company since February 2005 and previously from November 2001 to December 2003. Since October 1, 2003, Mr. Gorman has served as Senior Vice President and Chief Financial Officer of Jefferson Health System, the largest hospital system in metropolitan Philadelphia. From 1992 to 2003, Mr. Gorman served as Senior Vice President and Chief Financial Officer of Universal Health Services, Inc. Mr. Gorman is also a director of IASIS Healthcare Corporation.

Thomas W. Hofmann Age: 54

        Mr. Hofmann has served as a director of the Company since April 2004. Since December 2001, Mr. Hofmann has served as Senior Vice President and Chief Financial Officer of Sunoco, Inc., and held the title of Vice President and Chief Financial Officer from July 1998 to December 2001. Mr. Hofmann is also a director of Sunoco Logistics Partners L.P.

Class I—Directors with Terms Continuing Through the 2007 Annual Meeting

Robert W. O'Leary Age: 62

        Mr. O'Leary has served as a director of the Company since June 2001. Since June 2002, Mr. O'Leary has served as Chairman of the Board of Valeant Pharmaceuticals International, and held the title of Chief Executive Officer from June 2002 to January 2005. Since March 2001, Mr. O'Leary has also been the Chairman and Chief Executive Officer of The Sagamore Group, a firm specializing in spin-offs and corporate reorganizations. From July 2000 to October 2000, Mr. O'Leary was President and Chief Executive Officer of PacifiCare Health Systems, Inc., a managed health services company. From 1995 to July 2000, Mr. O'Leary was the Chairman and Chief Executive Officer of Premier, Inc., a strategic alliance of not-for-profit health care and hospital systems. From 1990 to 1995, Mr. O'Leary was the Chairman and Chief Executive Officer of American Medical International, Inc., a world-wide hospital management company. Mr. O'Leary is also a director of Smiths Group PLC and Thermo Electron Corporation.

Randy H. Thurman Age: 56

        Mr. Thurman has served as Chief Executive Officer since April 2001 and became Chairman of the Board upon the Company's spin-off in November 2001. Since July 2004, Mr. Thurman has also served as President. From 1996 to April 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately held company providing funding and strategic direction to healthcare technology companies. From 1993 to 1996, Mr. Thurman was Chairman and CEO of Corning Life Sciences, Inc., which was a global leader in clinical laboratory testing, pharmaceutical research and esoteric reference testing. Concurrent with the aforementioned positions, Mr. Thurman served as Chairman of the Board of Enzon Pharmaceuticals, Inc. from 1994 to 2001. From 1984 to 1993, Mr. Thurman held various positions at Rhone-Poulenc Rorer Pharmaceuticals, Inc., a global pharmaceutical company, ultimately as its President. Mr. Thurman also serves as Lead Director of Valeant Pharmaceuticals International.

Elliot J. Sussman, M.D., MBA Age: 54

        Dr. Sussman has served as a director of the Company since May 2005. Since September 1993, Dr. Sussman has served as President and Chief Executive Officer of Lehigh Valley Hospital and Hospital Network, a comprehensive integrated health care network that includes three hospitals, a 200-member physician group and six community health centers. From 1989 to 1993, Dr. Sussman was Associate Dean and Associate Professor of Medicine, Biological Sciences Division & Pritzker School of Medicine, University of Chicago. His professional experience also includes serving as Executive Director, Clinical Practices of the University of Pennsylvania, Associate Administrator and Director, Clinical Effectiveness Program, Hospital of the University of Pennsylvania, and Associate Professor of Medicine at the University of Pennsylvania. In addition to serving as a Trustee of the Lehigh Valley Hospital and Health Network, Dr. Sussman is also a director of the Allentown Art Museum, Lehigh Valley Economic Development Corporation, Lehigh Valley PBS/WLVT TV, as well as the Universal Health Realty Income Trust, and ICAD, Inc.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

        The Board held six meetings during the Company's last fiscal year ended December 31, 2005. The Board currently has a Compensation Committee, an Audit Committee, and a Nominating and Governance Committee. During the last fiscal year, no current director attended fewer than 75% of the total number of meetings of the Board and the committees of which he was a member.

        The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Director Independence

        The standards relied upon by the Board in affirmatively determining whether a director is "independent," in compliance with the rules of the New York Stock Exchange (the "NYSE"), are comprised, in part, of those objective standards set forth in the NYSE rules. The Board has adopted certain specific categorical standards to ensure that independent directors do not have a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization, its parent or a consolidated subsidiary that has a relationship with the Company. These guidelines are consistent with the independence requirements of the NYSE listing standards and are set forth in the Company's Corporate Governance Guidelines, which are available on the Company's website, www.viasyshealthcare.com.

        The Board, in applying the above-referenced standards, has affirmatively determined that the Company's current independent directors are: Ronald A. Ahrens, Sander A. Flaum, Kirk E. Gorman, Thomas W. Hofmann, Fred B. Parks, Ph.D, and Elliot J. Sussman, M.D., MBA.

Compensation of Directors

        In 2005, the Company retained an outside firm to advise the Compensation Committee and the full Board with respect to ensuring that the Company's director compensation remained competitive. In May 2005, after review and approval by the Compensation Committee, the Board approved the proposed changes which were presented by this firm. The director compensation proposals that were approved by the Board and became effective in May 2005 include the following:

  •
  An annual retainer of $25,000 in cash (payable quarterly) or, if a director elects in lieu of the cash retainer payment, options to purchase $75,000 of Common Stock, calculated based on the market price of Common Stock on the date the options are granted (the "Market Price"). The exercise price for any options granted is equal to the Market Price. The options vest in three annual installments, commencing on the first anniversary of the date of grant;

  •
  Annual retainer of $5,000 in cash for the Compensation Committee chair and the Nominating and Governance Committee chair and $7,500 in cash for the Audit Committee chair (payable quarterly) or, if a director elects in lieu of the cash retainer payment, options to purchase a number of shares of Common Stock equal to three times the amount of the director's annual cash retainer divided by the Market Price. The exercise price for any options granted is equal to the Market Price. The options vest in three annual installments, commencing on the first anniversary of the date of grant;

  •
  Annual retainer of $25,000 in cash for the Lead Director (payable quarterly) or, if the Lead Director elects in lieu of the cash retainer payment, options to purchase $75,000 of Common Stock, calculated based on the Market Price. The exercise price for any options granted is equal to the Market Price. The options vest in three annual installments, commencing on the first anniversary of the date of grant.

        In addition to the above changes adopted in 2005, the following existing director compensation policies remained in effect through 2005:

  •
  Initial equity grant to each new director of 7,500 stock units; and

  •
  Annual equity grant to each director of 3,000 stock units for each subsequent year of service.

        The shares underlying the equity grants will not be certificated and delivered to the director by the Company until one year after the director's retirement, except in limited circumstances, and as such may not be sold or transferred until the delivery date.

        Effective January 2006, Mr. Parks receives an additional $5,000 in cash annually as compensation for his additional responsibilities for certain Board projects until the completion of such projects.

        In 2005, Messrs. Flaum, O'Leary, Parks, Ahrens, Hofmann, and Sussman elected to receive their annual retainers for service as a director in stock options.

Audit Committee

        The members of the Audit Committee are: Thomas W. Hofmann, who serves as Chairman, Kirk E. Gorman, and Elliot J. Sussman, M.D., MBA. The Board has determined that all of the members of the Audit Committee meet the independence and financial literacy requirements of the NYSE listing standards and applicable SEC rules. The Board has determined that Messrs. Hofmann and Gorman possess accounting or related financial management expertise, within the meaning of the listing standards of the NYSE, and are audit committee financial experts within the meaning of the applicable SEC rules. The Audit Committee held fifteen meetings during the Company's last fiscal year. Ernst & Young, LLP the Company's independent registered public accounting firm, reports directly to the Audit Committee.

        The authority of the Audit Committee, as set forth in more detail in its Charter, includes selecting, evaluating and, where appropriate, replacing the accountants to be engaged as the Company's independent registered public accounting firm, reviewing the fees received by and relationships between the independent registered public accounting firm and the Company, reviewing the results of the audit and other services provided by the independent registered public accounting firm, and reviewing with the independent registered public accounting firm and the Company's financial and accounting personnel the adequacy and effectiveness of the Company's accounting and financial controls.

        Copies of the Amended and Restated Audit Committee Charter can be obtained free of charge from the Company's website, www.viasyshealthcare.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Secretary. A copy of the Amended and Restated Audit Committee Charter, which was effective as of December 7, 20005, is attached hereto as Appendix A.

        The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent registered public accounting firm prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls over financial reporting.

        The Audit Committee has established the following procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding financial, accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable financial, accounting, internal accounting controls or auditing matters.

  •
  The Company has published on its website a toll-free telephone number for receiving complaints regarding financial, accounting, internal accounting controls, or auditing matters.

  •
  The toll free number is answered and monitored by an independent third party, and the members of the Audit Committee have direct access to this independent third party, if necessary.

  •
  All complaints regarding financial, accounting, internal accounting controls, or auditing matters received on the toll-free telephone number are sent directly to the Audit Committee.

  •
  The Audit Committee may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to it.

        The Company's internal audit group reports periodically throughout the year directly to the Audit Committee.

Compensation Committee

        The members of the Compensation Committee are: Ronald A. Ahrens, who serves as Chairman, Sander A. Flaum, and Fred B. Parks, Ph.D. The Board has determined that the members of the Compensation Committee meet the independence requirements of the NYSE listing standards. Further, each member of the Compensation Committee is a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and an "outside director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has authority, as delegated by the Board, in matters relating to compensation for corporate officers and administration of the Company's incentive plans. The Compensation Committee held five meetings during the Company's last fiscal year.

        The Compensation Committee operates under a formal charter adopted by the Board that governs its duties and standards of performance. Copies of the Charter can be obtained free of charge from the Company's website, www.viasyshealthcare.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Secretary.

Nominating and Governance Committee

        The members of the Nominating and Governance Committee are: Sander A. Flaum, who serves as chairman, and Ronald A. Ahrens. The Board has determined that both members of the Nominating and Governance Committee meet the independence requirements of the NYSE listing standards. The responsibilities of the Nominating and Governance Committee include making recommendations to the Board on Board organization and procedures, performing evaluations of the Board and individual directors, and making director nominations. The Nominating and Governance Committee held two meetings during the Company's last fiscal year.

        The Nominating and Governance Committee considers candidates for Board membership suggested by its members, other Board members and outside search firms on occasion, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for consideration by the Board must follow the procedures described in this proxy statement under the caption "Procedures for Nominating or Recommending for Nomination Candidates for Director." Once the Nominating and Governance Committee has identified prospective nominees, background information is elicited about the candidates, following which they are investigated, interviewed and evaluated by the Committee, which then reports to the Board. No distinctions are made as between internally recommended candidates and those recommended by stockholders.

        The Company's Corporate Governance Guidelines provide that selection criteria for a director include character, judgment, and experience. Director candidates generally should have substantial accomplishments in their field, as well as high-level managerial experience. The Board seeks a balance of members with financial expertise, scientific expertise, current or recent senior executive responsibility in a public company, government experience, and familiarity with national, international and competitive issues facing the Company. Other relevant factors include independence and diversity of background or experience.

        The Nominating and Governance Committee operates under a formal charter adopted by the Board that governs its duties and standards of performance. Copies of the Charter can be obtained free of charge from the Company's website, www.viasyshealthcare.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Secretary.

Corporate Governance Guidelines

        The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility. Copies of the guidelines can be obtained free of charge from the Company's website, www.viasyshealthcare.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Secretary.

Code of Business Conduct and Ethics for Directors; Code of Conduct

        The Company has adopted a Code of Business Conduct and Ethics for Directors and a Code of Conduct applicable to employees, including all officers of the Company. Violations of the Code of Business Conduct and Ethics for Directors may be reported to one or more of the Company's General Counsel, the Chairman of the Board, the Chairman of the Audit Committee, or the Chairman of the Nominating and Governance Committee of the Board. Violations of the Code of Conduct may be reported to the Compliance Officer and the Audit Committee. Copies of the codes can be obtained free of charge from the Company's website, www.viasyshealthcare.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Secretary.

Directors' Attendance at Annual Meetings of Stockholders

        It has been and is the policy of the Board to expect that all directors attend annual meetings of stockholders, except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All of the then-current members of the Board attended the Company's annual meeting of stockholders in 2005.

Non-Management Directors

        Pursuant to the NYSE listing standards, the non-management directors of the Board met four times in 2005. The non-management directors will continue to meet at regularly scheduled executive sessions without management participation and, every two years, will elect one director to act as the Lead Director for each non-management meeting. Ronald A. Ahrens is currently serving as Lead Director. Among other responsibilities, the Lead Director leads executive sessions of the Board (without members of management present) that occur at in-person meetings of the Board and at other times as directors may desire. He also works with the Chairman to set the Board agenda and determine the appropriate materials to be provided to the directors.

Communication with the Board of Directors

        Any person who wishes to communicate with the Board, including the Lead Director of the non-management directors or the non-management directors as a group, may direct a written request addressed to such directors in care of General Counsel, at the address appearing on the first page of this proxy statement. The General Counsel will periodically forward such communications to the intended Board member or members, as appropriate.

Director Ownership Guidelines

        During 2005, the Board adopted guidelines regarding directors' ownership of Common Stock. Pursuant to the guidelines, directors are required to maintain meaningful equity ownership in the Company to align the interests of the company's directors with its stockholders. Accordingly, each director of the Company shall, by the date of the first regularly scheduled meeting of the Board in 2008, or within two years of the director's election to the Board, whichever is later (such later date being the "Board Measurement Date"), own and hold shares of Common Stock with an aggregate market value of at least $100,000. These requirements shall be satisfied if the director owns shares of Common Stock, either acquired on the open market or received upon the exercise of stock options of the Company, with an aggregate market value (which, on any given day, shall be determined based on the closing price of Common Stock on the NYSE) that is equal to or exceeds $100,000 on any day prior to the Board Measurement Date.

PROPOSAL NO. 2—AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS

        The Board is proposing that stockholders amend Article NINTH of the Amended and Restated Certificate of Incorporation to eliminate classification of the Board so that each director will stand for reelection on an annual basis. Currently, the Board is divided into three classes serving staggered, three-year terms.

        The classified board structure was approved by the Company's stockholders in 2001. The Board believes that the classified board structure has provided certain advantages to the Company, including continuity and stability in the Board's leadership and policies, which facilitates long-term planning and enhances the ability of the Board to implement business strategies. In addition, the classified board may be perceived to protect stockholders against potentially coercive takeover tactics where a party attempts to acquire control on terms that do not offer the greatest value to all stockholders.

        On the other hand, some investors and others have expressed a view that a classified board structure reduces the accountability of directors. They argue that the election of directors is the primary means for stockholders to influence corporate governance policies, and that a classified Board structure reduces the accountability of directors because stockholders are unable to evaluate and elect all directors on an annual basis. Moreover, investors and others argue that classified boards discourage takeover proposals and proxy contests that could have the effect of increasing stockholder value. As a result, a number of corporations have determined that principles of good corporate governance dictate that all directors of a corporation should be elected annually.

        After consideration of the advantages and disadvantages relating to a classified board, the Board has determined that it would be appropriate to have all directors elected by stockholders on an annual basis, and is therefore recommending approval of the proposed amendment.

        If the proposed amendment is approved by our stockholders, the classified board structure will be eliminated, the current term of office of each director will end at the Company's annual meeting of stockholders in 2007, and all directors will thereafter be elected for one-year terms at each annual meeting of stockholders. Furthermore, any director chosen as a result of a newly created directorship or to fill a vacancy on the Board will hold office until the next annual meeting of stockholders.

        If the proposed amendment is not approved by stockholders, the Board will remain classified, and the two directors elected at the Annual Meeting will be elected for a three-year term expiring in 2009. All other directors will continue in office for the remainder of their full three-year terms.

        Term of office for each director shall continue until the election and qualification of such director's successor and shall be subject to such director's earlier death, resignation or removal.

        If the proposed amendment is approved, the text of Article NINTH of the Amended and Restated Certificate of Incorporation will read as follows:

        NINTH. This Article NINTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

  1.
  Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be determined from time to time by, or in the manner provided in, the By-laws of the Corporation. Election of directors need not be by written ballot, except as and to the extent provided by the By-laws of the Corporation.

  2.
  Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term commencing on the effective date of such director's election and ending on the date of the next annual meeting of stockholders; PROVIDED HOWEVER, that the term of each director shall continue until the election and qualification of such director's successor and shall be subject to such director's earlier death, resignation or removal. The term of each director who is serving as a director on (the date of filing of Certificate of Amendment) shall expire at the next annual meeting of stockholders after such date and upon the election and qualification of such director's successor and shall be subject to such director's earlier death, resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

  3.
  Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 of this Article NINTH constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

  4.
  Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by this Amended and Restated Certificate of Incorporation, or by the By-laws of the Corporation.

  5.
  Removal. Subject to the rights of holders of any series of Preferred Stock to elect directors, directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors.

  6.
  Vacancies. Subject to the rights of holders of any series of Preferred Stock to elect directors, any vacancy or newly-created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by stockholders. A director elected to fill a vacancy shall be elected to hold office until election at the next annual meeting of stockholders, subject to the election and qualification of such director's successor and subject to such director's earlier death, resignation or removal.

  7.
  Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

  8.
  Amendments to Article. Notwithstanding any other provisions of law, this Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least 75% of the votes that all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with this Article NINTH.

        The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation to eliminate classification of the Board of Directors.

PROPOSAL NO. 3—AMENDMENT AND RESTATEMENT OF THE EQUITY INCENTIVE PLAN

        The Board is proposing that the stockholders approve an amendment and restatement of the Equity Incentive Plan that will effect the following changes:

  (1)
  increase the total number of shares of Common Stock authorized for issuance under the Equity Incentive Plan by 2,000,000 shares from 6,680,000 shares to 8,680,000;

  (2)
  limit the number of shares with respect to which awards other than options may be granted to 1,900,000 shares; and

  (3)
  effect a series of technical revisions in order to facilitate the administration of the Equity Incentive Plan and maintain its compliance with applicable laws and regulations.

        The Board recommends approval of the increase in the number of authorized shares under the Company's equity incentive plan. This increase will allow the Company greater flexibility in its efforts to continue to attract and retain experienced management in its current businesses as well as qualified candidates to serve on its board of directors. In addition, it will allow the Company to retain, incentivise, and motivate management within the businesses it may acquire in the future.

        The Board recognizes that the use of common stock to compensate executive officers is currently an area of focus in corporate governance. The Board has recently taken several steps in the area of corporate governance. First, in this proxy statement, the Board is recommending that the stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate the staggered board. Second, the Company has reduced by half the number of eligible employees who can receive any equity award as part of compensation. Finally, the Board has made the determination to transition from a compensation philosophy of equity compensation predominantly comprised of stock option grants to a philosophy comprised predominantly of restricted stock grants.

        In connection with approving this proposal, the Board considered the dilutive effect of the proposed increase in the number of authorized shares under the equity incentive plan. Part of the Company's strategy for growing its business has been, and will continue to be, making strategic acquisition in its various lines of business. Due to its strong balance sheet, the Company has been able to fund its acquisitions with cash on hand and borrowings under its credit facilities, and not with the issuance of its common stock. Had the Company used its common stock in these acquisitions, the number of outstanding shares would have increased over time and the proposed increase in the number of shares under the Equity Incentive Plan would be less dilutive. Lastly, it is currently anticipated that this increase in shares allotted to equity compensation will meet the Company's needs for the next three to four years.

        Using equity as compensation to recruit and retain the best talent has been, and will remain, vitally important to the Company as it continues to grow. The Company has taken steps as outlined above in the area of corporate governance and the Board will be proactive in considering other measures in the future. The Board has weighed all factors and unanimously endorses the proposal for increasing the stock authorized for issuance under the Equity Incentive Plan.

        The Equity Incentive Plan was initially adopted by the Board and was approved by the stockholders on September 24, 2001. The Equity Incentive Plan was subsequently amended by the Board (i) on February 14, 2002, to increase the total number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares, extend the term of grants thereunder from seven years to ten years, and effect a series of clarifying and technical changes in order to facilitate the administration of the Equity Incentive Plan, and (ii) on May 5, 2004, to effect a series of immaterial clarifying and technical changes to facilitate the administration of the Equity Incentive Plan. The Board amended the Equity Incentive Plan on December 7, 2005 to increase the share reserve and adopted the amendment and restatement of the Equity Incentive Plan on January 25, 2006 to effect certain other revisions subject to stockholder approval at the Annual Meeting.

Summary of Equity Incentive Plan

        The material terms of the Equity Incentive Plan, as amended and restated, are summarized below. This summary of the Equity Incentive Plan is not intended to be a complete description of the Equity Incentive Plan, and is qualified in its entirety by the actual text of the Equity Incentive Plan. A copy of the full text of the Equity Incentive Plan is attached to this Proxy Statement as Appendix B.

Purpose

        The purpose of the Equity Incentive Plan is to secure for the Company and its stockholders the benefits that arise from capital stock ownership by employees, directors, and consultants of the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries.

Administration

        The Board has delegated to the Compensation Committee the authority to administer the Equity Incentive Plan.

Types of Awards

        The Equity Incentive Plan provides for the grant of stock options, restricted and unrestricted stock, stock units, deferred stock, and performance awards. The principal features of each type of award are described below.

Share Reserve

        Subject to adjustment for certain changes in the Company's capitalization, a total of 8,680,000 shares of Common Stock will be authorized for issuance under the Equity Incentive Plan, including the 2,000,000 share increase for which stockholder approval is being sought under this proposal. However, subject to approval of this Proposal No. 3, a maximum of 1,900,000 shares may be issued pursuant to awards other than option grants. Shares subject to any outstanding options or other awards under the Equity Incentive Plan which expire or otherwise terminate prior to the issuance of shares under those awards, and unvested shares issued under the Equity Incentive Plan and subsequently repurchased by the Company pursuant to the terms of those awards, will be available for reissuance.

        As of the Record Date, stock options to purchase 4,106,164 shares of our Common Stock were outstanding under the Equity Incentive Plan, 110,368 shares of Common Stock were subject to stock unit awards, 55,132 shares of Common Stock had been issued subject to stock and restricted stock unit awards under the Equity Incentive Plan, and 2,163,338 shares of Common Stock remained available for future grants (including the 2,000,000 share increase subject to stockholder approval under this proposal). The 110,368 shares of Common Stock subject to stock unit awards as of the Record Date reflect the number of unvested units from the total of 165,500 stock units granted under the Equity Incentive Plan on March 1, 2006.

        No participant may receive awards under the Equity Incentive Plan for more than 1,800,000 shares of Common Stock during any calendar year. Stockholder approval of this proposal will constitute a reapproval of the 1,800,000 share limitation. This limitation will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options with an exercise per share equal to the fair market value per share of Common Stock on the grant date or the subsequent sale of the shares purchased under those awards will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

Eligibility

        Employees, directors, and consultants of the Company and its subsidiaries (whether now existing or subsequently established) are eligible for grants under the Equity Incentive Plan. As of the Record Date, 11 executive officers, 7 non-employee directors and 2,174 other employees were eligible for grants under the Equity Incentive Plan.

Valuation

        The fair market value per share of our Common Stock on any relevant date under the Incentive Plan will be the closing selling price per share on that date on the New York Stock Exchange. On the Record Date, the fair market value per share on such basis was $29.09.

Stock Options

        The Compensation Committee has complete discretion to determine which eligible individuals receive stock option grants, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which any option is to remain outstanding, and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws; provided that the terms and conditions of stock option grants to the Chief Executive Officer are subject to the ratification of the independent directors, by majority vote.

        Each granted option will have an exercise price determined by the Compensation Committee which shall be no less than the fair market value of the shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date.

        Upon cessation of service, the optionee will have a limited period of time during which to exercise any outstanding option to the extent exercisable for vested shares. The Compensation Committee will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        The Compensation Committee may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, a stock option previously granted, on such terms and conditions as determined by the Compensation Committee. If Common Stock is used by an optionee to exercise a stock option, the Compensation Committee may provide for the additional grant of stock options to such person equal to the number of whole shares used to exercise the option and the number of shares (if any) withheld to pay any taxes. Such options will have an exercise price per share determined by the Compensation Committee but in no event less than the fair market value per share of Common Stock on the grant date, and will have a term that is not longer than the unexpired term of the exercised option, and such other terms as the Compensation Committee determines.

        No optionee has any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares, and the Company has issued the shares. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee's death and, during the optionee's lifetime, may only be exercised by the optionee. However, non-statutory options may be transferred or assigned during the holder's lifetime to the extent permitted by the Compensation Committee.

        The Compensation Committee may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options in return for new options with a lower exercise price per share, (ii) the cancellation of outstanding options with exercise prices per share in excess of the then current fair market value per share of Common Stock for consideration payable in cash or the Company's equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options.

Restricted and Unrestricted Stock Awards

        The Compensation Committee may issue shares of Common Stock that are fully vested at the time of grant or restricted shares that vest over the participant's period of service or upon attainment of specified performance objectives. The Compensation Committee will have complete discretion to determine which eligible individuals are to receive such stock awards, the time or times when those issuances are to be made, the number of shares subject to the award, the purchase price per share of Common Stock (if any) of each stock award, and the vesting schedule to be in effect for the award. Participants who receive restricted stock will have all rights of a stockholder with respect to such shares including the right to receive dividends and to vote such shares.

Stock Unit Awards

        The Compensation Committee may grant stock units which entitle the participant to receive shares of Common Stock underlying those units upon satisfaction of specified service requirements or attainment of designated performance objectives. The Compensation Committee has complete discretion to select eligible participants to receive stock unit awards, and to determine the number of shares, the vesting, and other terms and conditions of the stock unit awards. The holders of stock units will not have any stockholder rights until the underlying shares are actually issued.

Deferred Stock Awards

        The Compensation Committee may grant deferred stock awards which entitle the participant to receive shares of Common Stock that will be delivered in the future. The Compensation Committee has complete discretion to select eligible participants to receive deferred stock awards and the time when the participant will receive such deferred Common Stock. The Compensation Committee may provide, when any award under the Equity Incentive Plan is granted, that at the time Common Stock would otherwise be delivered pursuant to the award, the participant will instead receive an instrument providing for the right to future delivery of the deferred stock.

Performance Awards

        The Compensation Committee may grant performance awards which entitle the participant to receive, without payment, an amount, in cash or Common Stock or a combination of cash and Common Stock if certain performance goals are attained. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Compensation Committee to be important to the success of the Company. The Compensation Committee has complete discretion to select the eligible participants to receive performance awards, determine the performance goals, the period or periods during which performance is to be measured, and all other terms and conditions applicable to the award.

Loans

        The Company may make a loan to a participant other than an executive officer in connection with the purchase of Common Stock under the Equity Incentive Plan.

Change in Control

        Subject to the following paragraph, in the event a participant's employment is terminated by the Company (other than for cause) within one year following a "change in control," then, unless the award agreement provides otherwise: (i) the participant's outstanding stock options will become fully exercisable; (ii) the participant's outstanding restricted stock and restricted stock unit awards will become fully vested; and (iii) deferral limitations and conditions that relate solely to the passage of time or continued employment or affiliation will be waived and removed as to the participant's outstanding deferred stock awards and performance awards; however, performance of other conditions will continue to apply.

        Notwithstanding the preceding paragraph, in the event of a change in control, the Board may take any one or more of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the Board may determine that outstanding stock options or other stock-based awards shall be fully exercisable, and restrictions on outstanding restricted stock awards or other stock-based awards shall lapse, as of the date of the change in control or at such other time as the Board determines, (ii) the Board may require that participants surrender their outstanding stock options or stock appreciation rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of Common Stock subject to the participant's unexercised stock options or stock appreciation rights exceeds the exercise price, if any, and on such terms as the Board determines, (iii) after giving participants an opportunity to exercise their outstanding stock options or stock appreciation rights, the Board may terminate any or all unexercised stock options or stock appreciation rights at such time as the Board deems appropriate, (iv) with respect to participants holding stock unit awards or other stock-based awards, the Board may determine that such participants shall receive one or more payments in settlement of such stock unit awards or other stock-based awards in such amount and form and on such terms as may be determined by the Board, or (v) the Board may determine that awards that remain outstanding after the change in control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

        A change in control is defined as (i) the acquisition by an individual, entity or group of 40% or more of the outstanding Common Stock or voting securities, (ii) the failure of the Board to include a majority of directors who are "continuing directors," which term is defined to include directors who were members of the Board on the date on which the Equity Incentive Plan was amended or who subsequent to that date were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election, (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or the sale or other disposition of all or substantially all of the Company's assets unless immediately after such transaction (A) all or substantially all holders of Common Stock immediately prior to such transaction own more than 50% of the outstanding shares and voting power of the securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction, and (B) no person after the transaction owns 40% or more of the outstanding shares and voting power of the securities of the resulting or acquiring corporation; or (iv) approval by the Company's stockholders of a complete liquidation or dissolution.

Special Tax Withholding

        The Company may withhold (or permit a participant to elect to have the Company withhold), from shares of Common Stock issuable to a participant under an award, a portion of the shares in satisfaction of the withholding tax liability incurred by such participant in connection with the award.

Adjustments

        In the event of (i) a stock dividend, spinoff, recapitalization, stock split, combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, (iv) any other extraordinary or unusual event affecting the outstanding Common Stock without the receipt of consideration by the Company or (v) other distributions other than normal cash dividends, the Compensation Committee will make appropriate adjustments to the maximum number of shares of Common Stock that may be issued under the Equity Incentive Plan, the maximum number of shares for which awards may be made to any individual in any calendar year, and the number and type of securities, and the price of shares subject to outstanding awards under the Equity Incentive Plan to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under outstanding awards.

New Plan Benefits

        No grants have been made under the Equity Incentive Plan on the basis of the 2,000,000 share increase which is subject to stockholder approval at the Annual Meeting.

Amendment and Termination of the Equity Incentive Plan

        The Equity Incentive Plan will terminate on the earlier of September 23, 2011 or the date on which all shares available for issuance under the Equity Incentive Plan have been issued. The Board may amend the terms of the Equity Incentive Plan or any outstanding awards pursuant to the Equity Incentive Plan at any time, or terminate the Equity Incentive Plan at any time, subject to stockholder approval, if required, to comply with applicable law or stock exchange requirements. No amendment to the Equity Incentive Plan or any agreement evidencing awards pursuant to the Equity Incentive Plan may adversely affect the rights of any participants under any award previously granted without such participant's consent.

Accounting Treatment

        Under the accounting principles currently in effect, option grants under the Equity Incentive Plan to employees will result in a direct charge to the Company's reported earnings in an amount equal to the fair value of the options as determined under FAS 123R; the charge will be amortized over the vesting period.

        Any option grants made to nonemployees under the Equity Incentive Plan will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the fair value of the option over the period between the grant date of the option and the vesting date of each installment of the option shares.

        The number of outstanding options will be a factor in determining the Company's earnings per share on a fully-diluted basis.

        Stock issued under the Equity Incentive Plan will result in a direct charge to the Company's reported earnings equal to the excess of the fair market value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to the Company's reported earnings will be amortized over the vesting period. Similar accounting treatment will be in effect for any stock units issued under the Equity Incentive Plan.

Vote Required for Approval

        The affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote is necessary for the approval of the amendment and restatement of the Equity Incentive Plan. If stockholder approval is not obtained, then the number of shares reserved under the Equity Incentive Plan will not be increased and there will be no limit on the number of shares which may be issued pursuant to awards other than options; however, the technical revisions made to the Equity Incentive Plan will be effective regardless of the results of the vote.

        The Board of Directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Equity Incentive Plan.

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected Ernst & Young as the independent registered public accounting firm to audit the financial statements and internal control over financial reporting of the Company for the fiscal year ending December 30, 2006. Ernst & Young was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2005. This selection will be presented to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the appointment of Ernst & Young, the selection of the independent public accountants may be reconsidered by the Audit Committee. A representative of Ernst & Young is expected to be present at the annual meeting, and will have an opportunity to make a statement if he or she desires to do so and to answer appropriate questions.

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee is currently comprised of three independent directors. As members of the Compensation Committee, it is our responsibility to determine with management the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for all executives including the Chief Executive Officer and key employees, and making recommendations to the Board of Directors with respect to major compensation and benefit programs.

        The compensation packages for our executive officers are designed to attract and retain top quality management and to encourage them to contribute to both the Company's short-term and long-term goals. In addition, the Committee considers compensation packages received by executives of similar companies as part of the process. In 2005, the Compensation Committee retained Watson Wyatt, an international consulting company, to evaluate and recommend various long-term incentive plan alternatives for the Company. The Compensation Committee developed a new plan that is designed to reflect the nature of the Company's business model, to assist in retaining officers, managers, and other key employees, to link the plan to the achievement of stockholder value, and to minimize impact on the Company's earnings per share. The new program adopts restricted stock units and stock options as the primary form of equity awards and also limits participation in the program to the top management of the Company. The Compensation Committee recommended the new plan to the Board of Directors and the Board of Directors approved it in December 2005. The Company made various awards under the new plan to participants in January and March 2006.

        Presently, the basic components of the Company's compensation packages for executive officers include the following:

  •
  Base Salary;

  •
  Bonuses;

  •
  Stock Options;

  •
  Restricted Stock Units; and

  •
  Benefits.

        Each executive officer's compensation package contains a mix of these components and is intended to provide a level of compensation that is competitive in the industry in which the Company operates. With the assistance of Watson Wyatt, the Company periodically reviews the compensation packages of its executive officers to ensure that its compensation levels and benefits are commensurate with those offered to executive officers at companies of comparable size and development in similar industries, as appropriate. In determining salaries, the Compensation Committee also takes into account individual experience, performance and specific expertise beneficial to the Company. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term Company performance as well as individual performance. The Company's executive officers have employment agreements, which include severance payments in the event of termination of the executive's employment without cause and in certain additional circumstances. See "Employment Agreements."

        With respect to base salaries of the Named Executive Officers, during 2005, the base salaries of Messrs. Thurman, Pulwer, Galvan, and Perillo and Ms. Cross increased by $50,000, $12,000, $9,890, $8,750 and $9,750, respectively, to $650,000, $312,000, $302,000, $245,000, and $288,000, respectively. With respect to Messrs. Pulwer, Galvan, and Perillo and Ms. Cross, the increase was an annual performance raise based upon approval by the Compensation Committee following the recommendation of the Chief Executive Officer. With respect to Mr. Thurman, the increase was a raise due to Mr. Thurman's performance in 2004 and his assumption of additional responsibilities as the President and the Chief Operating Officer of the Company in 2005, and this raise was approved by the Board of Directors following the recommendation of the Compensation Committee.

        Bonuses are awarded under the Company's Management Incentive Program (the "Program"). The Program is comprised of three performance measures: Company performance measured in earnings per share ("EPS"), strategic business unit ("SBU") performance measured in budgeted operating income for each business unit and individual performance measured by achievement of approved objectives. Each year, EPS and SBU targets as well as individual performance objectives are approved. In accordance with the Program, actual incentive payouts may range from 0% at below minimum performance, 100% (or one times bonus target) at target performance, and 200% (or two times bonus target) at or above maximum performance. A percentage of each individual's bonus eligibility is tied to the applicable measures described above and weighted based upon the relative importance of each of the performance factors to the individual's position with the Company. In addition, each year a minimum EPS target is established which, if not achieved, will result in no bonus awards under the Program for the year to any executive officer. In 2006, the Compensation Committee approved the 2005 bonuses under the Program of Messrs. Thurman, Pulwer, Galvan, and Perillo and Ms. Cross to be $1,000,000, $207,246, $240,951, $221,541 and $100,365 respectively. In 2006, the Compensation Committee recommended and the Board approved the 2006 EPS and SBU targets under the Program. In addition, the Board approved the 2006 individual performance objectives for the Chief Executive Officer, and the Chief Executive Officer approved individual performance objectives for each of the Named Executive Officers for 2006.

        The goal of granting stock options and restricted stock units to management and officers is to align the long-term interests of each employee with the interests of our stockholders and to provide long-term incentives for the individual officer to remain with the Company. All employees, including executive officers, are eligible for discretionary grants, which are generally based on either individual or corporate performance. In March 2006, the Board and the Compensation Committee, for 2005 performance, granted to Messrs. Thurman, Pulwer, Galvan, and Perillo and Ms. Cross restricted stock units of 26,000, 6,000, 7,250, 4,050 and 6,000 respectively. Each of these restricted stock unit awards vest one third on the grant date, one third on the first anniversary of the grant date, and one third on the second anniversary of the grant date.

        In January 2006, the Board and the Compensation Committee also granted, for 2005 performance, stock options to Messrs. Thurman, Pulwer, Galvan, and Perillo and Ms. Cross to purchase 65,000, 7,500, 22,650, 4,500 and 7,500 respectively. Each of these stock options vest one third on the third anniversary of the grant date, one third on the fourth anniversary of the grant date, and one third on the fifth anniversary of the grant date.

        Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our non-executive employees.

COMPENSATION COMMITTEE
Ronald A. Ahrens, Chairman Sander A. Flaum Fred B. Parks, Ph.D.

March 13, 2006

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation earned by the Company's Chief Executive Officer and the four other most highly paid executive officers for the three year period ended December 31, 2005 (the "Named Executive Officers").

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(1)	Securities Underlying Options	All Other Compensation ($)(2)
Randy H. Thurman Chairman, President and Chief Executive Officer	2005 2004 2003	642,308 613,462 540,386	1,000,000 — 546,400		138,172 137,500 137,000	— 104,000 250,000	9,450 9,225 9,000
Lori J. Cross Executive Vice President and Group President, NeuroCare	2005 2004 2003	285,939 275,447 30,577	200,365 100,000 45,000	(3)	— — —	— 25,000 120,000	9,097 8,731 1,376
Martin P. Galvan Executive Vice President, Chief Financial Officer and Investor Relations	2005 2004 2003	300,478 299,670 271,461	240,951 — 190,991		— — —	— 26,500 80,000	9,450 9,225 4,344
Giulio A. Perillo(4) Senior Vice President and Group President, Orthopedics	2005 2004 2003	238,943 243,173 154,808	221,541 — 106,500		— — —	— 14,500 90,000	9,049 8,219 5,929
Edward Pulwer Executive Vice President and Group President, Respiratory Care	2005 2004 2003	322,615 250,288 204,039	207,246 — 119,515		— — —	— 50,000 22,000	9,450 9,225 8,827

(1)
$125,000 of this amount represents the amount of loan forgiveness on the $500,000 promissory note that was entered into between the Company and Mr. Thurman in April 2001 (see "Related Transactions"), and $12,500 of this amount represents the amount of Mr. Thurman's annual car allowance, and $672 of this amount represents taxable fringe.

(2)
The amounts disclosed represent Company contributions under the Company's 401(k) Plan on behalf of the Named Executive Officer.

(3)
Represents, in part, $100,000 received as a bonus when Ms. Cross executed her employment agreement with the Company.

(4)
Mr. Perillo was appointed Group President, Orthopedics effective November 14, 2004. Mr. Perillo joined the Company on March 3, 2003 as Corporate Vice President of Operations Management & Systems.

Stock Options

        No stock options were granted to the Named Executive Officers in fiscal year 2005.

Option Exercises and Fiscal Year-End Values

        The following table summarizes the value of vested and unvested options for the Named Executive Officers at December 31, 2005. Year-end values are based upon a price of $25.70 per share, which was the closing market price of a share of Common Stock on December 30, 2005, the last trading day of our fiscal year.

Aggregate Fiscal Year-End Option Values

					Value of Unexercised in-the-Money Options at Fiscal Year End
			Number of Securities Underlying Unexercised Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized ($)			Exercisable ($)	Unexercisable ($)
			Exercisable	Unexercisable
Randy H. Thurman	80,000	894,360	1,161,313	152,687	12,535,115	1,543,205
Lori J. Cross	—	—	88,324	56,676	560,906	382,794
Martin P. Galvan	—	—	212,160	44,340	2,374,417	456,853
Giulio A. Perillo	—	—	64,826	39,674	465,550	292,160
Edward Pulwer	45,000	568,800	108,830	40,670	1,162,970	397,575

Equity Compensation Plan Information

        The following table provides information on the shares of Common Stock that may be issued upon exercise of options or rights outstanding as of December 31, 2005 under the Company's two equity compensation plans, which include the Equity Incentive Plan and the Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). The Company has never issued any warrants under these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance (1)
Equity compensation plans approved by stockholders	4,231,917	$16.97	437,565(2)

Equity compensation plans not approved by stockholders	—	—	—

Total	4,231,917	$16.97	437,565

(1)
The amounts indicated in this column exclude securities listed in the column titled "Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants and Rights."

(2)
As of December 31, 2005, the following number of shares of Common Stock remain available for future issuance under equity compensation programs approved by stockholders: (a) 437,565 shares under the Equity Incentive Plan prior to amendment under Proposal No. 3 "Amendment and Restatement of the Equity Incentive Plan"; and (b) 325,650 shares under the Employee Stock Purchase Plan. If Proposal No. 3 is approved by stockholders, 2,437,565 shares of Common Stock will be available for future issuance under the Equity Incentive Plan.

Employment Agreements

        On November 29, 2004, and effective as of November 15, 2004, the Company entered into amended and restated employment agreements (the "Amended and Restated Employment Agreements") with each of the following named executive officers: Randy H. Thurman, Chairman, President and Chief Executive Officer; Martin P. Galvan, Executive Vice President, Chief Financial Officer and Investor Relations; Lori J. Cross, Executive Vice President and Group President, NeuroCare; and Edward Pulwer, Executive Vice President and Group President, Respiratory Care. In addition, on November 29, 2004, the Company entered into an employment agreement with Giulio Perillo, Senior Vice President and Group President, Orthopedics. Mr. Perillo's employment agreement, together with the Amended and Restated Employment Agreements, are referred to herein as the "Employment Agreements."

        The Employment Agreements set forth the basic terms of employment for each Named Executive Officer, including base salary, bonus and benefits to which each Named Executive Officer is entitled during the term of employment and in the event that employment is terminated for various reasons. Each Named Executive Officer's annual base salary as defined in his or her respective Employment Agreement is as follows: Mr. Thurman: $600,000; Ms. Cross: $278,250; Mr. Galvan: $292,110; Mr. Pulwer: $300,000; and Mr. Perillo $236,250. The Employment Agreements are described in further detail below.

Employment Agreements with Messrs. Thurman and Galvan

        The Employment Agreements with Messrs. Thurman and Galvan provide for a three-year term and a two-year term, respectively, and each term automatically renews for successive three-year or two-year terms unless written notice is given by either party at least 90 days prior to the expiration of the applicable term.

        Under their Employment Agreements, Messrs. Thurman and Galvan are each eligible for certain annual cash incentive bonuses and other benefits and shall each participate in (i) the Company's annual cash incentive program with target bonuses of 100% and 60% of his base salary, respectively, or such other amounts as may be determined by the Board or the appropriate committee or individual, and (ii) any other incentive programs established by the Company for its senior level executives. The Board has similar discretion with respect to any prorated annual bonuses granted in the event of termination due to death, disability, termination by Messrs. Thurman or Galvan for good reason or non-renewal of employment by the Company.

  Benefits Provided Upon Termination of Employment

        Each of the Employment Agreements with Messrs. Thurman and Galvan also provide for certain benefits in the event of termination of employment. In the event that employment is terminated due to death or permanent disability, each equity grant held by Messrs. Thurman or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and Messrs. Thurman and Galvan or his estate, as the case may be, would each be entitled to receive his prorated annual cash incentive bonus and a lump sum payment of his base salary through the date of his death or the long-term disability program elimination period, as the case may be. In addition, Mr. Thurman, or his estate, would be entitled to receive a lump sum cash payment equal to two times his current base salary and to have the unpaid principal balance of the Note forgiven.

        In the event that employment is terminated due to disability, Messrs. Thurman and Galvan would each also be entitled to receive disability benefits in accordance with any long-term disability program then in effect for the Company's senior executives and, at the Company's expense, continuing medical and dental coverage for up to 18 months.

        In the event that Messrs. Thurman or Galvan terminate employment for good reason, as defined in each of Messrs. Thurman's or Galvan's Employment Agreements, or employment is terminated by the Company without cause, each equity grant held by Messrs. Thurman or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for a period of one year after the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive (but not beyond the expiration of the otherwise applicable exercise period). In addition, each of Messrs. Thurman and Galvan would be entitled to: his prorated annual cash incentive bonus; a lump sum payment of his base salary through the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive; and a lump sum payment in an amount equal to, in the case of Mr. Thurman, 200% of the sum of (i) his annual base salary then in effect and (ii) his most recent short and long term cash incentive bonus and, in the case of Mr. Galvan, 150% of the sum of (i) his annual base salary then in effect and (ii) his most recent short and long term cash incentive bonus. Each of Messrs. Thurman and Galvan would also be entitled, at the Company's expense, to outplacement services of up to $40,000 and $20,000, respectively, and continuing medical and dental coverage for up to 18 months at the Company's expense. In addition, Mr. Thurman would be entitled to have the unpaid principal balance of the Note forgiven.

        In the event that Messrs. Thurman or Galvan terminate employment for any reason other than death, disability, good reason, the expiration of the current employment term, written notice of non-renewal of employment, or in connection with a change in control or the Company terminates his employment for cause, each equity grant held by him that has vested prior to or on either the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause shall immediately cease to vest and shall be cancelled. In addition, each of Messrs. Thurman and Galvan would be entitled to receive a lump sum payment of his base salary through the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause, but would not be entitled to any additional benefits, severance or other compensation.

        In the event that employment is terminated due to non-renewal of employment by the Company, each of Messrs. Thurman and Galvan would be entitled to receive a lump sum payment of 100% and 50%, respectively, of his base salary; a lump sum payment of his base salary through the last day of the remaining employment term; and his prorated annual cash incentive bonus.

  Benefits Provided Upon a Change in Control

        If a change in control, as defined in each of Messrs. Thurman's or Galvan's Employment Agreement, occurs and either such executive's employment is terminated within the 18 month period following a change in control, Messrs. Thurman or Galvan each shall be entitled to a lump sum payment of the following: his base salary through the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company; his annual bonus paid for the most recently completed fiscal year prorated through the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company; the amount of any compensation previously deferred, with accrued interest or earnings, and accrued vacation pay; 300% in the case of Mr. Thurman, and 150% in the case of Mr. Galvan, of the sum of his highest annual base salary and bonus in any rolling 12-month period during the five-year period prior to the change in control; and any other amounts or benefits required to be paid under any plan, program, policy or agreement of the Company. In addition, at the

Company's expense, Messrs. Thurman and Galvan shall each receive continuing medical and dental coverage for a period of up to 3 years and 18 months, respectively and, for purposes of determining eligibility of Messrs. Thurman and Galvan for retiree benefits, shall each be considered as employees for a period of three years following the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company.

        In the event of a change in control, each equity grant held by Mr. Thurman that has not already vested shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable until the 31st day following receipt by Messrs. Thurman of a notice of termination from the Company specified in the relevant equity compensation plan or equity grant instrument; provided, however, that the accelerated vesting shall not be contingent upon the termination of Mr. Thurman's employment.

        In the case of Mr. Thurman, the change of control benefits described above shall also be payable if a change in control occurs and his employment is terminated within six months prior to a change in control, and he can reasonably demonstrate that such termination was at the request of a third party who has taken steps reasonably calculated to effect a change in control or otherwise arose in connection with or in anticipation of a change in control.

  Other Termination Provisions

        Messrs. Thurman or Galvan or his estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he has with the Company. To the fullest extent permitted by applicable law, the Company's obligation to pay or provide benefits to Messrs. Thurman or Galvan under his respective Employment Agreement shall be conditioned upon his execution of a general release in favor of the Company.

        During employment and for a period of one year following termination of employment for any reason, Messrs. Thurman and Galvan have each agreed not to compete with the Company or solicit its employees or customers. In addition, following termination of employment as Chief Executive Officer, other than termination for cause at any time during the initial or subsequent employment terms or without good reason during his initial employment term, Mr. Thurman shall continue to be employed for three years in a capacity mutually agreed to with the Board. During this period, the Company will pay Mr. Thurman an annual salary of $100,000 for the first year, $75,000 for the second year and $50,000 for the third year, and Mr. Thurman will be eligible to receive employee benefits during the three-year period.

Employment Agreements with Messrs. Edward Pulwer and Giulio Perillo and Ms. Lori J. Cross

        Each of the Employment Agreements with Messrs. Pulwer and Perillo and Ms. Cross provides for a two-year term that automatically renews for successive two-year terms unless written notice is given by either party at least 90 days prior to the expiration of any term.

        Under their Employment Agreements, Messrs. Pulwer and Perillo and Ms. Cross shall each participate in (i) the Company's management incentive plan with target bonuses of 50%, or such other amounts as may be determined by the Board or the appropriate committee or individual, and (ii) any other incentive programs established by the Company for its senior level executives.

        Ms. Cross' Employment Agreement also provides for a stipend in the amount of $100,000 to be paid on November 1, 2005, provided that she remains actively employed with the Company on that date, and an initial stock option valuation guarantee payment (the "Payment"). Ms. Cross is entitled to the Payment if the aggregate intrinsic value of the vested portion of the initial stock option grant of 120,000 shares of stock granted to Ms. Cross on November 13, 2003 (the "Option") is less than $425,000 on her employment termination date, as defined in her Employment Agreement, and

Ms. Cross is terminated prior to November 1, 2006 for any of the following reasons: by the Company without cause; by Ms. Cross due to the Company's material breach of any obligation under her Employment Agreement; or as a result of Ms. Cross' death or disability. The Payment, if earned, will equal an amount equal to the difference between $425,000 and the aggregate intrinsic value of the vested portion of the Option on the termination date, as defined in her Employment Agreement. The following adjustments shall be made to the calculation of the payment amount: the value of any stock options, stock grants or other forms of equity compensation granted prior to November 1, 2006 shall be added to the aggregate intrinsic value amount and any realized gain from any exercises of the Option prior to the termination date, as defined in her Employment Agreement, will be added to the aggregate intrinsic value of the vested portion of the Option. Ms. Cross will not be eligible for the Payment if the aggregate intrinsic value at any time from November 1, 2003 to November 1, 2006 exceeds $425,000.

  Benefits Provided Upon Termination of Employment

        Each of the Employment Agreements with Messrs. Pulwer and Perillo and Ms. Cross, respectively, provide for certain benefits in the event of termination of employment. In the event that employment is terminated due to death or disability, each equity grant held by Messrs. Pulwer or Perillo or Ms. Cross shall immediately vest and to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and each of Messrs. Pulwer and Perillo and Ms. Cross or his or her estate, as the case may be, would be entitled to receive the following: his or her prorated annual cash incentive bonus and a lump sum payment of his or her base salary through the date of his or her death or through the end of the long-term disability program elimination period, as the case may be. In the event that employment is terminated due to disability, each of Messrs. Pulwer and Perillo and Ms. Cross also would be entitled to receive disability benefits in accordance with any long-term disability program then in effect for comparable executives.

        In the event that Messrs. Pulwer or Perillo or Ms. Cross terminates his or her employment for any reason other than death, disability, the expiration of the current employment term or written notice of non-renewal of employment, or the Company terminates his or her employment for cause, each equity grant held by him or her that has vested prior to or on the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer or Perillo or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer or Perillo or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, shall immediately cease to vest and shall be cancelled. In addition, Messrs. Pulwer and Perillo and Ms. Cross would each be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer or Perillo or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, but would not be entitled to any benefits, severance or other compensation.

        In the event that employment is terminated by the Company without cause, each equity grant held by Messrs. Pulwer or Perillo or Ms. Cross that has vested prior to or on the 30th day following receipt by Messrs. Pulwer or Perillo or Ms. Cross of a notice of termination without cause from the Company, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days after the 30th day following receipt by Messrs. Pulwer or Perillo or Ms. Cross of a notice of termination without cause from the Company (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 30th day following receipt by Messrs. Pulwer or Perillo or Ms. Cross of a notice of termination without cause from the Company shall immediately cease to vest and shall be cancelled. In addition, Messrs. Pulwer and Perillo and Ms. Cross would be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by

Messrs. Pulwer or Perillo or Ms. Cross of a notice of termination without cause from the Company, and a lump sum payment equal to the sum of his or her base salary, and the most recent cash incentive bonus paid or the target bonus available under the Company's management incentive plan then in existence, whichever is higher.

        In the event that employment is terminated due to non-renewal by the Company, each of Messrs. Pulwer and Perillo and Ms. Cross would be entitled to receive a lump sum payment of his or her unpaid base salary through the last day of the remaining employment term; his or her prorated annual cash incentive bonus; and, at the Company's discretion and in a lump sum payment, either three months of his or her base salary, if the Company requests that he or she discontinue employment for the remainder of the term; or six months of his or her base salary if the Company requests that he or she continue to serve for the remainder of the term, subject to the Company's right to terminate for cause.

  Benefits Provided Upon a Change in Control

        If employment is terminated due to non-renewal of employment by the Company following a change in control, as defined in each of Messrs. Pulwer's and Perillo's and Ms. Cross' respective Employment Agreements, but only upon expiration of the initial employment term or renewal period in which a change of control occurs, each of Messrs. Pulwer and Perillo and Ms. Cross would be entitled to receive the benefits granted in the case of termination without cause rather than non-renewal benefits and the termination date through which benefits would be paid would be the last day of the remaining employment term. In addition, the equity grants held by each of Messrs. Pulwer and Perillo and Ms. Cross shall be treated in accordance with the Equity Incentive Plan, his or her stock option agreement and the Employment Agreement. In the event that the employment of Messrs. Pulwer or Perillo or Ms. Cross is terminated within 12 months following a Change in Control, he or she would be entitled to the greater of the benefits under either his or her employment agreement or the Company change of control plan, if any, but would not be eligible for benefits provided under both.

  Other Termination Provisions

        In the case of any of the foregoing terminations, to the extent not previously paid or provided or otherwise contrary to the terms and conditions of his or her employment agreement, each of Messrs. Pulwer and Perillo and Ms. Cross or his or her estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he or she has with the Company. Additional benefits not unconditionally due under applicable law, with respect to any of the foregoing terminations, shall be conditioned upon the execution of a general release within 10 days of the applicable termination date. During employment, and for a period of one year following termination of employment, for any reason, Messrs. Pulwer and Perillo and Ms. Cross have each agreed not to compete with the Company or solicit its employees or customers. However, in the case of Mr. Pulwer, restrictions shall not apply to certain post-termination activity that occurs in California.

*    *    *    *

        The information set forth above with respect to the employment agreements with the Company's named executive officers does not purport to be complete and is qualified in its entirety by reference to the full text of such employment agreements, copies of which have been filed with the Securities and Exchange Commission and are incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2005 as Exhibits 10.5 through 10.11.

REPORT OF THE AUDIT COMMITTEE

        The following is a report by the Company's Audit Committee regarding the responsibilities and functions of the Audit Committee.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board and operates pursuant to a formal written Charter. In accordance with the Charter, the Audit Committee completed its annual review of the adequacy of the Charter during fiscal year 2005, and amended and restated the Charter to reflect current best practices and NYSE and SEC requirements. All of the members of the Audit Committee are independent directors. In addition, the Audit Committee annually selects the Company's independent registered public accounting firm, subject to any action taken by the Board of Directors.

        Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent registered public accounting firm is responsible for auditing those financial statements and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm both separately and together. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements for 2005, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from Ernst & Young that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee has discussed with Ernst & Young their firm's independence from the Company and its management. The Audit Committee determined that the provision of certain services other than audit services by Ernst & Young was compatible with maintaining Ernst & Young's independence.

        The Committee has discussed with the Company's independent registered public accounting firm the overall scope and plans for their audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In its oversight function, the Committee relies on the representations of management and the independent registered public accounting firm and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the independent registered public accounting firm are in fact "independent."

        Based upon the Committee's discussions with management and the independent registered public accounting firm and the Committee's review of the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

AUDIT COMMITTEE
March 10, 2006	Thomas W. Hofmann, Chairman Kirk E. Gorman Elliot J. Sussman, M.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES

        The Audit Committee has appointed Ernst & Young the Company's independent registered public accounting firm for the fiscal year ended December 31, 2005, to continue as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2006. One or more representatives of Ernst & Young will be present at this year's Annual Meeting of Stockholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The aggregate fees billed to the Company for professional services rendered for the years 2005 and 2004 were as follows:

Audit Fees

        Fees for audit services totaled approximately $2,220,500 in 2005 and approximately $2,139,400 in 2004, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally.

Audit-Related Fees

        Fees for audit related services totaled $85,200 in 2005 and $182,300 in 2004. Audit related services in 2005 consisted of due diligence in connection with acquisitions and an audit of our employee benefit plan. Audit related services in 2004 consisted of due diligence in connection with potential acquisitions and an audit of our employee benefit plan.

Tax Fees

        Fees for tax services, including tax consulting, totaled $0 in 2005 and $9,900 in 2004.

All Other Fees

        Other than the services described above, Ernst & Young did not provide any other services to the Company in 2005 and 2004.

Pre-approval Policies and Procedures

        The Audit Committee has established policies and procedures for pre-approving fees paid for services provided by the Company's independent registered public accounting firm. The Audit Committee pre-approves the audit fees for the year. The approval process for other services is based on the estimated cost of the service being provided. For significant fees, the process requires the Audit Committee to discuss the services to be provided in order to make an approval determination. The Audit Committee also pre-approves minor fees for recurring items such as technical accounting or tax consulting services that are not expected to exceed a minimal level. The Audit Committee Chairman has the authority to approve minor fees for all other items. The actual services provided are reviewed on an annual basis.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly cumulative total stockholder return on Common Stock with the yearly cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Healthcare Equipment Index for the period beginning on November 7, 2001, the day Common Stock commenced trading on the NYSE, and ending on December 30, 2005, the last trading day of our fiscal year. The comparison assumes $100 was invested on November 7, 2001 in Common Stock and each of the foregoing indices and also assumes reinvestment of all dividends.

	November 7, 2001	December 29, 2001	December 28, 2002	January 2, 2004	December 31, 2004	December 30, 2005
VIASYS HEALTHCARE INC.	$100.00	$128.21	$95.98	$131.06	$123.22	$166.67
S&P SMALLCAP 600 INDEX	$100.00	$111.88	$94.59	$131.65	$161.20	$173.59
S&P 600 HEALTH CARE EQUIPMENT INDEX	$100.00	$101.32	$90.11	$121.78	$144.66	$171.20

OTHER MATTERS

        The Board does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxy agents to vote the shares represented thereby in accordance with the recommendation of the Board on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations of these persons that no other reports were required, during the year ended December 31, 2005, all of the Company's directors, executive officers, and greater than ten percent stockholders complied with all Section 16(a) filing requirements except as follows: Elliot J. Sussman, M.D. filed a Form 3 solely to report his election to the Board after the due date of the form.

RELATED TRANSACTIONS

        In April 2001, the Company loaned Mr. Thurman a total of $500,000, which bore interest at an annual rate of six percent. The provisions of the loan provided that, as long as Mr. Thurman was employed by the Company, the Company would provide Mr. Thurman with payment of $125,000 of the principal amount of the loan on April 19 of each of 2002, 2003, 2004, and 2005. The provisions of the loan also provided that, in the event that Mr. Thurman's employment was terminated due to death or disability, by him for good reason or by the Company without cause, the unpaid principal balance of the loan would be forgiven.

        This loan was paid in full on April 19, 2005, upon the Company's crediting Mr. Thurman with the last payment of $125,000 to satisfy the remaining principal amount of the loan.

ADVANCE NOTICE PROCEDURES

        In accordance with the Company's By-laws, notice relating to nominations for directors or proposed business to be considered at the Company's annual meeting of stockholders in 2007 must be given no earlier than February 10, 2007 or later than March 12, 2007. The notice must meet certain other requirements set forth in the By-laws. Stockholders may request a copy of the By-law provisions discussed above from the Secretary, c/o VIASYS Healthcare Inc., 227 Washington Street, Suite 200, Conshohocken, Pennsylvania 19428. These requirements do not affect the procedures for submitting stockholder proposals for inclusion in the proxy statement, nor do they apply to questions a stockholder may wish to ask at the meeting.

STOCKHOLDER PROPOSALS

        Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible stockholder desires to have presented at the annual meeting of stockholders in 2007 concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting will be included in our proxy statement and related proxy card if we receive it no later than December 8, 2006.

PROCEDURES FOR NOMINATING OR RECOMMENDING FOR NOMINATION
CANDIDATES FOR DIRECTOR

        The Nominating and Governance Committee will consider director nominees recommended by stockholders who submit the following information in writing to the Secretary c/o VIASYS Healthcare Inc., 227 Washington Street, Suite 200, Conshohocken, Pennsylvania 19428 by no earlier than February 10, 2007 or later than March 12, 2007:

  •
  the candidate's name, age, business address and, if known, residence address;

  •
  the candidate's principal occupation or employment;

  •
  the class and number of shares of stock of the Company that are beneficially owned by the candidate; and

  •
  any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation l4A under the Securities Exchange Act of 1934, as amended.

        The nominating stockholder must also include the following information:

  •
  their name and address, as they appear on the Company's books;

  •
  the class and number of shares of stock of the Company that are owned, beneficially and of record, by such stockholder;

  •
  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; and

  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in the notice.

        The nominating stockholder must also include the following information about the beneficial owner, if any, on whose behalf the nomination is being made:

  •
  such beneficial owner's name and address;

  •
  the class and number of shares of stock of the Company that are beneficially owned by such beneficial owner; and

  •
  a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made.

        In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

By order of the Board of Directors,

Matthew M. Bennett Secretary
Dated: April 7, 2006

        Upon written request to the Secretary, c/o VIASYS Healthcare Inc., 227 Washington Street, Suite 200, Conshohocken, Pennsylvania 19428, the Company will provide, without charge, to any stockholder solicited hereby, a copy of its Annual Report on Form 10-K, including the financials and the schedules thereto.

APPENDIX A

VIASYS HEALTHCARE INC. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

VIASYS HEALTHCARE INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

(Amended and Restated as of December 7, 2005)

Purpose

        The Audit Committee is a committee of the Board of Directors (the "Board"). The Committee's purposes shall be:

  1.
  To assist the Board in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, and (3) the performance of the Company's internal audit function; and

  2.
  To interact directly with and evaluate the performance of the Company's independent auditors (the "Independent Auditors"), including to determine whether to engage or dismiss the Independent Auditors and to monitor the Independent Auditors' qualifications and independence; and

  3.
  To prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

        Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management's representations, or to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP"), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the Independent Auditors. The Committee's considerations and discussions with management and the Independent Auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with applicable auditing standards, or that the Independent Auditors are in fact "independent."

Organization

  1.
  The Audit Committee shall consist of at least three members of the Board who are independent. A director shall qualify as independent if the Board has affirmatively determined that the director has met the basic independence criteria set forth in the Company's Corporate Governance Guidelines. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

  A.
  No Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC; and

  B.
  No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Committee and any other Board committee.

  2.
  Each member of the Audit Committee shall be financially literate, and at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission.

  3.
  The members of the Committee shall be nominated by the Nominating and Governance Committee and appointed by a majority of the Board. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Nominating and Governance Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

  4.
  Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

General Authority

  1.
  The Audit Committee shall have the power to conduct or authorize investigations into any matters within the scope of its responsibilities. The Committee shall have unrestricted access to management and the Independent Auditors and may retain independent counsel, accountants or others to assist it in the conduct of its responsibilities. The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

  2.
  The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the Committee shall constitute a quorum. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee. Minutes of the Committee meetings will be taken and the minutes will be filed with the minutes of the meetings of the Board of Directors. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

  3.
  The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

Responsibilities

        The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time assign.

Oversight of Independent Auditors

  1.
  The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Independent Auditors. The Independent Auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditors.

  2.
  The Committee shall review and approve in advance the retention of the Independent Auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

  3.
  Prior to initiation of the audit, the Committee shall meet with the Independent Auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

  4.
  The Committee shall, at least annually, obtain and review a report by the Independent Auditors describing: (i) the Independent Auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues; and (iii) (in order to assess the firm's independence) all relationships between the auditing firm and the Company, consistent with Independent Standards Board Standard No. 1.

  5.
  The Committee shall review periodically any reports prepared by the Independent Auditors and provided to the Committee relating to, among other things, the Company's selection, application, and disclosure of critical accounting policies and practices; all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditors; and any other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences.

  6.
  The Committee shall discuss with the Independent Auditors any audit problems or difficulties, including any restrictions on the scope of the Independent Auditors' activities or on access to requested information, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the Independent Auditors and management.

  7.
  After reviewing the reports from the Independent Auditors and the Independent Auditors' work throughout the audit period, the Committee will conduct an annual evaluation of the Independent Auditors' performance and independence, including considering whether the Independent Auditors' quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management and the senior personnel performing the Company's internal audit function. The Committee shall present its conclusions with respect to the evaluation of the Independent Auditors to the Board.

  8.
  The Committee shall set clear policies for the hiring by the Company of employees or former employees of the Independent Auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee or former employee of the Independent Auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

Financial Reporting

  1.
  The Committee shall review and discuss with management and the Independent Auditors the annual audited financial statements to be included in the Company's annual report on

    Form 10-K, the quarterly financial statements to be included in the Company's quarterly reports on Form 10-Q, the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other significant financial disclosures to be included in SEC filings prior to their release. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments (made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information), and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company's financial statements.

  2.
  The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

  3.
  The Committee will review with management and the Independent Auditor any publicly released written statement in reference to quarterly or annual financial statements, including the Company's quarterly earnings releases (and any statements relating to earnings guidance), as well as the type of financial information and earnings guidance provided to analysts and rating agencies.

  4.
  The Audit Committee will prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

  5.
  At the discretion of the Audit Committee but at least once quarterly the Committee shall meet with the Independent Auditor without management being present to discuss, among other items, the Company's financial and accounting personnel and their cooperation with the Independent Auditor.

        In its review of the Company's financial reporting the Committee shall review:

  A.
  Significant changes in the Company's accounting policies and practices and significant judgments that may affect the financial results.

  B.
  The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.

  C.
  The effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

  D.
  Litigation or other legal matters that could have a significant impact on the Company's financial results.

  E.
  Accounting and financial human resources and succession planning in the Company.

Internal Controls and Financial Risks

  1.
  The Committee will meet with management and the Independent Auditor to review the Company's major financial risk exposures and the actions taken by management to monitor and control such exposures. In addition, the Committee shall obtain periodically from the personnel performing the Company's internal audit function their assessments of the Company's risk management and system of internal control.

  2.
  The Committee shall review periodically the Company's Code of Conduct, and shall have the sole authority to grant waivers of the Company's Code of Conduct to the Company's directors and executive officers.

  3.
  The Committee shall meet periodically, but in no case less than once annually, with the senior personnel performing the internal audit function and the Independent Auditors to review the Company's policies and procedures regarding disclosures that may affect the financial statements and compliance with applicable laws and regulations and the Company's Code of Conduct.

  4.
  The Committee shall oversee the Company's disclosure controls and procedures, including internal control over financial reporting, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company's internal control over financial reporting and the Independent Auditors' report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

  5.
  The Committee shall review with management the performance of an internal audit function and whether the internal audit function should be comprised of consultants, employees of the Company, or a combination thereof. The Company's most senior internal auditor shall report to the Committee.

Compliance With Laws and Regulations

  1.
  The Committee shall meet with management and, if it deems necessary, external counsel to review the Company's processes for determining litigation risks and exposures from noncompliance with laws and regulations.

  2.
  The Committee will review with management and others any legal, tax, or regulatory matters that may have a material impact on Company operations and financial statements.

  3.
  The Committee will review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets.

Charter Review and Assessment

  1.
  The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

  2.
  The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company's public reporting, the Company's compliance with legal and regulatory requirements, the performance and independence of the Independent Auditors, the performance of the Company's internal audit function and the effectiveness of the Company's disclosure controls and procedures.

  3.
  The Audit Committee will review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for its approval.

  4.
  The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

APPENDIX B

VIASYS HEALTHCARE INC. EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

VIASYS HEALTHCARE INC.

EQUITY INCENTIVE PLAN
(As Amended and Restated on January 25, 2006)

1.
PURPOSE

        The purpose of this Equity Incentive Plan (the "Plan") is to secure for VIASYS Healthcare Inc. (the "Company") and its stockholders (the "Stockholders") the benefits arising from capital stock ownership by employees, officers and directors of, and consultants to, the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity-based interests, equity-based incentives or performance-based stock incentives in the Company, or any combination thereof (collectively, "Awards").

2.
ADMINISTRATION

        The Plan will be administered by the Board of Directors of the Company (the "Board"). Subject to Section 6.1.8, the Board shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and Awards, and full authority to select the persons to whom Awards will be granted ("Participants"), determine the type and amount of Awards to be granted to Participants (including, without limitation, any combination of Awards), determine the terms and conditions of Awards granted under the Plan (including, without limitation, terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts), waive compliance by a participant with any obligation to be performed by him or her under an Award, waive any term or condition of an Award, cancel an existing Award in whole or in part with the consent of a Participant, grant replacement Awards, accelerate the vesting or lapse of any restrictions of any Award, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award and adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time. Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No Director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of members of the Board, and such Committee may delegate any or all of its responsibilities to one or more officers of the Company to the extent authorized by the Board (a "Delegated Officer"). All reference in the Plan to the "Board" shall mean the Board, a Committee of the Board, or a Delegated Officer to the extent that the Board's powers or authority under the Plan have been validly delegated to such person.

3.
EFFECTIVE DATE

        The Plan was approved by the Board and the Stockholders on September 24, 2001 and was subsequently amended on February 14, 2002 and May 5, 2004. The Plan was amended and restated by the Board on December 7, 2005 and January 25, 2006 to (i) increase the share reserve by 2,000,000 shares, (ii) establish a limit on the number of such shares with respect to which Awards other than options may be granted, (iii) require that the exercise price of an option must be equal to at least the fair market value per share of common stock on the option grant date, and (iv) effect certain other changes to facilitate Plan administration. The share increase is subject to stockholder approval at the 2006 Annual Stockholders Meeting.

4.
SHARES SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 10.6, the total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), reserved and available for distribution under the Plan is 8,680,000 shares including the 2 million share increase approved by the Board on December 7, 2005, subject to stockholder approval. If the stockholders approve the 2 million share increase, a maximum of 1,900,000 shares may be issued under Awards other than option grants. Shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        If any Award of shares of Common Stock requiring exercise by the Participant for delivery of such shares expires or terminates without having been exercised in full, or if any Award is forfeited or is otherwise terminated without a payment being made to the Participant in the form of Common Stock, or if any shares of Common Stock subject to restrictions are repurchased by the Company pursuant to the terms of any Award, such shares shall be available for distribution in connection with future Awards under the Plan.

5.
ELIGIBILITY

        Employees, officers and Directors of, and consultants to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries shall be eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last sentence of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

6.
TYPES OF AWARDS

        The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant; provided however that the maximum number of shares permitted to be subject to Awards or combination of Awards to any Participant during any one calendar year may not exceed 1,800,000 shares of Common Stock, subject to adjustment as provided under Section 10.6.

        An Award shall be made at the time specified by the Board and shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under United States or foreign tax laws, securities laws, other applicable law or relevant rules of any stock exchange or quotation system on what the Common Stock is traded.

        Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

        6.1   OPTIONS. An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to meet the requirements of Section 422 ("non-statutory options").

          6.1.1   OPTION PRICE. The price at which Common Stock may be purchased upon exercise of an option shall be determined by the Board, provided however, the exercise price shall not be less than the fair market value per share of Common Stock on the option grant date. The fair market value of Common Stock on the option grant date means the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system as of the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported as of the date of grant, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          6.1.2     OPTION GRANTS. The granting of an option shall take place at the time specified by the Board. Options shall be evidenced by option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including, without limitation, to vesting and forfeiture provisions, acceleration, change of control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or non-statutory option.

          6.1.3     OPTION PERIOD. An option will become exercisable at such time or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term. The option term shall be determined by the Board and may extend as long as ten (10) years.

          Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with Section 6.1.4 for the number of shares for which the option is exercised.

          6.1.4     PAYMENT OF EXERCISE PRICE. Stock purchased on exercise of an option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a non-statutory option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Board expressly approves a shorter period) and that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price, (ii) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by any combination of the foregoing permissible forms of payment.

          6.1.5     BUYOUT PROVISION. Subject to Section 6.1.8, the Board may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the option holder at the time that such offer is made.

          6.1.6     SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Each provision of the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options shall contain such provisions as are required under applicable provisions of the Code.

  Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option granted to a more than ten percent Stockholder of the Company shall not be less than 110% of the fair market value of the Common Stock on the date of grant, as determined by the Board. An incentive stock option may not be granted after the tenth anniversary of the date on which the Plan was adopted by the Board and the latest date on which an incentive stock option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of any incentive stock option granted to a more than ten percent Stockholder of the Company) of the date of grant, as determined by the Board. In the event that an incentive stock options loses its status as such, the option shall be treated as a non-statutory option.

          6.1.7     RELOAD OPTIONS. In the event that shares of Common Stock are used to exercise an option, the terms of such option may provide for a grant of additional options, or the Committee may grant additional options, to purchase a number of shares of Common Stock equal to the number of whole shares used to exercise the option and the number of whole shares, if any, withheld in payment of any taxes. Such options shall be granted with an exercise price not less than the Fair Market Value of the Common Stock at the date of grant of such additional options, for a term not longer than the unexpired term of the exercised option and on such other terms as the Board shall determine.

          6.1.8     RESTRICTION ON REPRICING PROGRAMS. The Board shall not (i) implement any cancellation/regrant program pursuant to which outstanding options under the Plan are cancelled and new options are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options under the Plan with exercise prices per share in excess of the then current fair market value per share of Common Stock for consideration payable in cash or equity securities of the Company or (iii) otherwise directly reduce the exercise price in effect for outstanding options under the Plan, without in each such instance obtaining Stockholder approval.

        6.2   RESTRICTED AND UNRESTRICTED STOCK

          An Award of restricted stock entitles the recipient thereof to acquire shares of Common Stock upon payment of the purchase price subject to restrictions specified in the instrument evidencing the Award.

          6.2.1     RESTRICTED STOCK AWARDS. Awards of restricted stock shall be evidenced by restricted stock agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including, without limitation, restriction and forfeiture provisions, change of control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable.

          6.2.2     RESTRICTIONS. Until the restrictions specified in a restricted stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

          6.2.3     RIGHTS AS A STOCKHOLDER. A Participant who acquires shares of restricted stock will have all of the rights of a Stockholder with respect to such shares including, without limitation, the right to receive dividends and to vote such shares. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

          6.2.4     PURCHASE PRICE. The purchase price of shares of restricted stock shall be determined by the Board, in its sole discretion, but such price may not be less than the par value of such shares.

          6.2.5     OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Board may provide that any or all the Common Stock delivered pursuant to an Award will be restricted stock.

          6.2.6     UNRESTRICTED STOCK. The Board may, in its sole discretion, sell to any Participant shares of Common Stock free of restrictions under the Plan for a price determined by the Board, but which may not be less than the par value per share of the Common Stock.

        6.3   STOCK UNIT AWARDS

          6.3.1     STOCK UNIT AWARDS. A Stock Unit Award shall represent the right of the recipient to receive a share of Common Stock subject to restrictions specified in the instrument evidencing the Award. All Stock Unit Awards shall be credited to accounts on the Company's records for purposes of the Plan.

          6.3.2     TERMS OF STOCK UNIT AWARDS. The Board may grant Stock Unit Awards that are deliverable if specified performance goals or other conditions are met, or under other circumstances, including, without limitation, those terms and conditions described in Section 6.2 above. Stock Unit Awards may be delivered at the end of a specified period, or delivery may be deferred to a date authorized by the Board. The Board shall determine the number of Stock Unit Awards to be granted and the requirements applicable to such Stock Unit Awards. The Board shall establish rules and procedures for any deferrals, consistent with applicable requirements of Section 409A of the Code.

          6.3.3     DELIVERY WITH RESPECT TO STOCK UNIT AWARDS. Delivery with respect to Stock Unit Awards shall be made in Common Stock.

          6.3.4     REQUIREMENT OF EMPLOYMENT, SERVICE OR OTHER ACTION. If a recipient ceases to provide Service to the Company, or if other conditions established by the Board are not met, the recipient's unvested or contingent Stock Unit Awards shall be forfeited. The Board may grant Stock Unit Awards contingent upon the recipient's taking certain specified actions as the Board sees fit. The Board may provide for complete or partial exceptions to this requirement as it deems appropriate.

        6.4   DEFERRED STOCK

          6.4.1     DEFERRED STOCK AWARD. A deferred stock Award entitles the recipient to receive shares of deferred stock, which is Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.

          6.4.2     OTHER AWARDS SETTLED WITH DEFERRED STOCK. The Board may, at the time any Award described in this Section 6 is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of deferred stock.

          6.4.3     SECTION 409A. The Board shall establish rules and procedures for any deferrals, consistent with applicable requirements of Section 409A of the Code.

        6.5   PERFORMANCE AWARDS

          6.5.1     PERFORMANCE AWARDS. A performance Award entitles the recipient to receive, without payment, an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

          6.5.2     OTHER AWARDS SUBJECT TO PERFORMANCE CONDITIONS. The Board may, at the time any Award described in this Section 6 is granted, impose a condition or conditions (in addition to any conditions specified or authorized in this Section 6 of the Plan) that performance goals be met prior to the Participant's realization of any payment or benefit under the Award.

7.
PURCHASE PRICE AND PAYMENT

        Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award other than an option has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.
LOANS

        The Company may make a loan to a Participant, either on or after the grant to the Participant of any Award, in connection with the purchase of Common Stock under the Award or with the payment of any obligation incurred or recognized as a result of the Award. The Board will have full authority to decide whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.

9.
CHANGE IN CONTROL

        9.1   IMPACT OF EVENT. Subject to Section 9.3 below, in the event of a "Change in Control" as defined in Section 9.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides (by specific explicit reference to Section 9.2 below). If a Change in Control occurs while any Awards are outstanding, then, upon termination by the Company of the Participant's employment without cause within one-year after the Change in Control: (i) each outstanding stock option or other stock-based Award awarded under the Plan that was not previously exercisable and vested shall become immediately exercisable in full and will no longer be subject to a right of repurchase by the Company, (ii) each outstanding restricted stock award or other stock-based Award subject to restrictions and to the extent not fully vested, shall be deemed to be fully vested, free of restrictions and conditions and no longer subject to a right of repurchase by the Company, and (iii) deferral limitations and conditions that relate solely to the passage of time, continued employment or affiliation will be waived and removed as to deferred stock Awards and performance Awards; provided, however, that performance of other conditions (other than conditions relating solely to the passage of time, continued employment or affiliation) will continue to apply unless otherwise provided in the agreement evidencing the Award or in any other agreement between the Participant and the Company or unless otherwise agreed by the Board.

        9.2   DEFINITION OF "CHANGE IN CONTROL" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

          (a)   the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) forty percent (40%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:

            (i)    any acquisition by the Company,

            (ii)   any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

            (iii)  any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) of this Section 9.2;

          (b)   the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of the amendment of this Plan by the Board or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

          (c)   the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, forty percent (40%) or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

          (d)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        9.3   BOARD ACTION. Notwithstanding Section 9.1 above, in the event of a Change in Control, the Board may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Board may determine that outstanding stock options or other stock-based Awards shall be fully exercisable, and restrictions on outstanding restricted stock Awards or other stock-based Awards shall lapse, as of the date of the Change in Control or at such other time as the Board determines, (ii) the Board may require that Participants surrender their outstanding stock options or stock appreciation rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised stock options or stock appreciation rights exceeds the exercise price, if any, and on such terms as the Board determines, (iii) after giving Participants an opportunity to exercise their outstanding stock options or stock appreciation rights, the Board may terminate any or all unexercised stock options or stock appreciation rights at such time as the Board deems appropriate, (iv) with respect to Participants holding Stock Unit Awards or other stock-based Awards, the Board may determine that such Participants shall receive one or more payments in settlement of such Stock Unit Awards or other stock-based Awards in such amount and form and on such terms as may be determined by the Board, or (v) the Board may determine that Awards that remain outstanding after the Change in Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Board may specify.

10.
GENERAL PROVISIONS

        10.1   DOCUMENTATION OF AWARDS

        Awards will be evidenced by written instruments (an "Award Agreement"), which may differ among Participants, prescribed by the Board from time to time. Such Award Agreements may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such Award Agreements shall conform to the requirements of the Plan and may contain such other provisions (including, without limitation, provisions relating to events of merger, consolidation, dissolution and liquidations, change of control and restrictions affecting either the agreement or the Common Stock issued thereunder), as the Board deems advisable.

        10.2   RIGHTS AS A STOCKHOLDER

        Except as specifically provided by the Plan or the Award Agreement, the receipt of an Award will not give a Participant rights as a Stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the participant for such shares.

        10.3   CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

        If an Award is exercised by the participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

        10.4   TAX WITHHOLDING

        The Company will withhold from any cash payment made pursuant to an Award the minimum amount sufficient to satisfy all federal, state, local and other applicable withholding requirements (the "withholding requirements").

        In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Board may hold back (or permit the participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back) from the shares to be delivered Common Stock having a value calculated to satisfy the withholding requirement.

        10.5   TRANSFERABILITY OF AWARDS

        Except as may be authorized by the Board, in its sole discretion, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, determine the extent to which Awards granted to a Participant shall be transferable to a Participant's family members or to a trust or other entities established for or owned by such family members without receipt of any consideration by the Participant, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the Award executed and delivered by or on behalf of the Company and the Participant.

        10.6   ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS

        If there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for issuance under the Plan, the maximum number of shares of Common Stock for which any individual may receive Awards in any year, the number of shares covered by outstanding Awards, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

        10.7   EMPLOYMENT RIGHTS

        Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.

        Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

        10.8   OTHER EMPLOYEE BENEFITS

        The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

        10.9   LEGAL HOLIDAYS

        If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

        10.10   FOREIGN NATIONALS

        Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

        10.11   GOVERNING LAW

        The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

11.
TERMINATION AND AMENDMENT

        The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board (or approval by the Corporation's Stockholders if earlier), or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then the options outstanding on such date shall continue to have full force and effect in accordance with the provisions of the option agreements evidencing such options. Subject to the last sentence of this Section 11, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards. No amendment of the Plan or any agreement evidencing Awards under the Plan may adversely affect the rights of any participant under any Award previously granted without such participant's consent.

12.
CANCELLATION AND RESCISSION OF AWARDS

        (a)   Unless the Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 12, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's applicable agreements or policies relating to Confidentiality and nondisclosure, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's applicable agreements or policies relating to ownership of intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results or, had such activity been discovered prior to the Participant's termination, would have constituted grounds for termination of the Participant's employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including, without limitation, the Company's business conduct guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company.

        (b)   Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant engages in any Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall return to the Company any shares of Common Stock or other payment received under such rescinded exercise, payment or delivery or, in the event the Participant has sold or otherwise transferred the shares, pay to the Company the fair market value of the shares on the date of such sale or transfer, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against any such shares or payment any amount owed to the Participant by the Company.

ANNUAL MEETING OF STOCKHOLDERS OF

VIASYS HEALTHCARE INC.

May 11, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.
Election of the Nominees as Directors for Terms Continuing through the 2008 Annual Meeting.
NOMINEES:
☐	FOR ALL NOMINEES	☐	Ronald A. Ahrens
		☐	Fred B. Parks, Ph.D.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

		FOR	AGAINST	ABSTAIN
2.	Amend the Company's Amended and Restated Certificate of Incorporation, as amended, to eliminate the classification of the Board of Directors.	☐	☐	☐
3.	Amend and restate the Company's Equity Incentive Plan to, among other things, increase the number of shares available for issuance thereunder.	☐	☐	☐
4.	Appoint Ernst & Young, LLP as the Company's independent registered public acounting firm for 2006.	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF VIASYS HEALTHCARE INC.

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VIASYS HEALTHCARE INC.
Annual Meeting of Stockholders—May 11, 2006

PROXY CARD	PROXY CARD

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of
Stockholders on May 11, 2006.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

The undersigned hereby appoints Matthew M. Bennett and Martin P. Galvan, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Tuesday, May 11, 2006 at 8:30 A.M. local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the election of the nominees as Director if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

14475

QuickLinks

VIASYS HEALTHCARE INC.
227 Washington Street, Suite 200 Conshohocken, PA 19428
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2006
VIASYS HEALTHCARE INC.
227 Washington Street, Suite 200 Conshohocken, PA 19428
PROXY STATEMENT
VOTING AT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1—ELECTION OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR each nominee.
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS
PROPOSAL NO. 2—AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS
PROPOSAL NO. 3—AMENDMENT AND RESTATEMENT OF THE EQUITY INCENTIVE PLAN
PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
Aggregate Fiscal Year-End Option Values
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES
PERFORMANCE GRAPH
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED TRANSACTIONS
ADVANCE NOTICE PROCEDURES
STOCKHOLDER PROPOSALS
PROCEDURES FOR NOMINATING OR RECOMMENDING FOR NOMINATION CANDIDATES FOR DIRECTOR
APPENDIX A VIASYS HEALTHCARE INC. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
VIASYS HEALTHCARE INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
(Amended and Restated as of December 7, 2005)
APPENDIX B VIASYS HEALTHCARE INC. EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED
VIASYS HEALTHCARE INC.
EQUITY INCENTIVE PLAN (As Amended and Restated on January 25, 2006)
VIASYS HEALTHCARE INC. Annual Meeting of Stockholders—May 11, 2006